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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): OCTOBER 26, 2004

                            NATIONAL WATERWORKS, INC.
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                    333-102430                  05-0532711
------------------------  ------------------------------  ----------------------
(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                            Identification No.)

                          200 WEST HIGHWAY 6, SUITE 620
                                WACO, TEXAS 76712
        -----------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (254) 772-5355

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On October 26, 2004, National Waterworks, Inc. issued a press release announcing its financial results for the quarter ended September 24, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.01. REGULATION FD DISCLOSURE.

      On October 26, 2004, National Waterworks, Inc. issued a press release announcing that it has declared a cash dividend in the aggregate amount of $20,509,304.98 on its Common Stock, $0.01 par value per share. A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits

Exhibit No.       Document

99.1 Press release of National Waterworks, Inc. dated October 26, 2004 announcing results of operations for the quarter ended September 24, 2004.

99.2 Press release of National Waterworks, Inc. dated October 26, 2004 announcing that it has declared a cash dividend in the aggregate amount of $20,509,304.98 on its Common Stock, $0.01 par value per share.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NATIONAL WATERWORKS, INC.
                                                 (Registrant)

October 26, 2004                          By: /s/ Mechelle Slaughter
                                              ----------------------------------
                                          Name: Mechelle Slaughter
                                          Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.       Document

99.1 Press release of National Waterworks, Inc. dated October 26, 2004 announcing results of operations for the quarter ended September 24, 2004.

99.2 Press release of National Waterworks, Inc. dated October 26, 2004 announcing that it has declared a cash dividend in the aggregate amount of $20,509,304.98 on its Common Stock, $0.01 par value per share.

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